U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Monthly Report
For
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.

For the month ended:	September 30, 2005

Date Bankruptcy filed:	October 26, 2004

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

Previously Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement	X	X
(P&L1)
2.	Monthly Cash Flow Report	X	X
(CF1; 3 pages)
3.	Statement of Operations	X	X
(Oprept)
4.	Other reports/documents as	X	X
required by the U.S. Trustee

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

By:	/s/ Wisty B. Malone	Dated:	October 28, 2005
(Name)
	Vice President and Controller / Treasurer	Debtor’s telephone number:	(317)-282-4000
(Title)

Reports prepared by:	Wisty B. Malone,	Vice President and Controller / Treasurer
	(Name)	(Title)

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended September 30, 2005

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	C8 Airlines, Inc. (formally known as Chicago Express Airlines, Inc.)		04-19874

1. What efforts have been made toward the presentation of a plan to creditors?
* On September 30, ATA filed a draft plan of reorganization and a draft disclosure statement with the court. ATA expects to modify these filings as it completes its capital-raising efforts and finalizes its business plan.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?
________ NO
___X____ YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s).
*Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.
* ATA’s flight deck crewmembers ratified a new three year agreement that will provide for wage, work rule and benefit concessions. ATA and Southwest Airlines agreed to the Seventh Amendment to the DIP Facility, modifying certain covenants to the DIP Facility.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.
List the face value of accounts receivable at filing date that are still outstanding as of 9/30/2005, $2,596,969.
What amount of these receivables is considered uncollectible? $1,950,287.

5. If assets have been sold this month in other than the ordinary course of business. Provide the following information:

a. assets(s) sold:	none

b. date of sale:

c. sales price:

d. net amount received:

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
Allen J Moebius	Related to Officer	$6,344	Salary
Eugene J Moebius	Related to Officer	$6,746	Salary
Gordon D Moebius	Related to Officer	$9,657	Salary
J George Mikelsons	Chairman	$114,294	Salary/Severance
Muriel M Mikelsons	Related to Officer	$2,140	Salary
Gilbert F Viets	Assistant to the Chairman	$33,958	Salary
John G Denison	Chief Executive Officer & President	$32,712	Salary
Subodh Karnick	Chief Commercial Officer and Senior Vice President	$31,154	Salary
John Graber	Senior Vice President	$26,013	Salary
BETACO		$35,000	Rent

7. Schedule insurance coverage.

Type of Policy	Expiration Date

*Refer to Attachment B

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.	Full Time	Part Time

a. Total number of employees
at beginning of this period, 8/31/05	4,186	380

b. Number hired during period.	18	15

c. Number terminated or resigned.	(297)	(15)

d. Total number of employees on
payroll at the end of this period.	3,907	380

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY CASH FLOW REPORT
for the month ended September 30, 2005
(Dollars in thousands)

September 30,
2005
(Unaudited)
Operating activities:

Net income before reorganization expenses	(5,127)
Adjustments to reconcile net income before reorganization expenses to net cash used in operating activities:
Depreciation and amortization	2,412
Other non-cash items	121
Changes in operating assets and liabilities:
Receivables	6,451
Inventories	(4,422)
Prepaid expenses	7,466
Accounts payable	2,282
Air traffic liabilities	3,223
Liabilities subject to compromise	(1,181)
Accrued expenses	(14,819)
Net cash (used in) operating activities	(3,594)

Reorganization activities:
Reorganization items , net	(135,157)
Prepaid expenses	(337)
Liabilities subject to compromise	125,491
Accrued Expenses	1,791
Receivables	382
Other non-cash items	6,827
Net cash (used in) reorganization activities	(1,003)

Investing activities:
Capital expenditures	(1,175)
Noncurrent prepaid aircraft rent	8
Additions to other assets	(438)
Proceeds from sales of property and equipment	270
Net cash (used in) investing activities	(1,335)

Financing activities:
Increase in restricted cash	(413)
Net cash (used in) by financing activities	(413)

Decrease in cash and cash equivalents	(6,345)
Cash and cash equivalents, beginning of period	81,712
Cash and cash equivalents, end of period	75,367

Cash Flow Summary
Cash at 8/31/2005	81,712
Receipts	97,539
Disbursements	(103,884)
Cash at 9/30/2005	75,367

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries third quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by November 14, 2005.

OFFICE OF THE US TRUSTEE-REGION 10
MONTHLY CASH FLOW REPORT
For the Month ended September 30, 2005

STATUS OF TAXES
	ADJUSTED	**AMOUNT
	BEGINNING	WITHHELD	AMOUNT	ENDING
	*TAX LIABILITY	OR \ACCRUED	PAID	TAX LIABILITY
FEDERAL

withholding	$0	$2,689,645	$(2,689,645)	$0
FICA-employee and employer	1,628,588	1,677,341	(3,075,443)	230,486
unemployment	1,834	2,153	(3,430)	557
income	-	-	-	-
[1] excise tax on transportation	6,270,953	4,816,951	(7,052,040)	4,035,863
[2] passenger facility charges	1,704,155	1,294,772	(1,699,343)	1,299,585
3 US passenger security fee	1,313,979	967,146	(1,321,550)	959,575
[3] customs and immigration Fees	357,535	135,016	(242,515)	250,036
3 APHIS fees	170,258	65,692	-	235,950
APHIS by aircraft	19,880	9,030	-	28,910

a. subtotal	$11,467,182	$11,657,745	$(16,083,965)	$7,040,962

STATE & LOCAL

withholding	$(4,124)	$745,342	$(741,217)	$0
sales/use tax	63,964	44,794	(4)	108,754
unemployment	30,190	20,997	(30,975)	20,212
income	-	-	-	-
other real property	727,186	83,652	(55,366)	755,472
personal property	1,907,698	309,971	(32,341)	2,185,328

b. subtotal	$2,724,914	$1,204,755	$(859,903)	$3,069,766

FOREIGN
c. subtotal	$2,383,347	$504,431	$(597,375)	$2,290,403

TOTAL TAXES PAID-from a., b.& c. above			$(17,541,243)

Explain the reason for any past due post-petition taxes: Certain post-petition taxes that are the reponsibility of C8 Airlines, Inc. are past due. All of the assets of C8 Airlines, Inc.have been sold. The amount available to pay administrative claims, including these taxes, has not yet been finally determined.

[1] Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled
"IRS Trust Tax Funds."

[2] Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

3 US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

OFFICE OF THE U.S. TRUSTEE- REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES
AGING SCHEDULES FOR PAYABLES

for the month ended September 30, 2005

	Current ( 0-30 days )	31-60 days	61-90 days	91 & over	Total
Accounts Payable[1]

Post-Petition only	$4,093,184	$772,076	$32,813	$1,314,480	$6,212,553

Post Petition Bank	Bank Name	Account Number	Beginning Balance	Ending Balance

* Refer to Attachment C

Cash Disbursements by Company

Company Name	Disbursement Amount

ATA Holdings Corp.	$-

ATA Airlines, Inc.	102,722,228

Ambassadair Travel Club, Inc.	878,650

ATA Leisure Corp.	-

Amber Travel, Inc.	12,875

American Trans Air Execujet, Inc.	67,020

ATA Cargo, Inc.	140,943

C8 Airlines, Inc. (formally known as Chicago Express Airlines, Inc.)	61,927

Total	$103,883,642

[1] Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY INCOME STATEMENT
for the month ended September 30, 2005
(Dollars in thousands, except per share data)

	September 30,	2005
	2005	Year to Date
	(Unaudited)	(Unaudited)
Operating revenues:
Scheduled service	$43,467	$505,968
Charter	37,300	324,257
Ground package	661	11,527
Other	2,406	28,179
Total operating revenues	83,834	869,931

Operating expenses:
Fuel and oil	28,497	249,116
Salaries, wages and benefits	17,053	224,264
Aircraft rentals	11,310	118,169
Handling, landing and navigation fees	7,038	73,096
Aircraft maintenance, materials and repairs	3,324	34,335
Crew and other employee travel	5,053	36,069
Depreciation and amortization	2,412	28,004
Passenger service	3,002	29,465
Other selling expenses	1,602	22,829
Commissions	2,415	20,999
Facilities and other rentals	1,105	16,280
Insurance	1,070	11,104
Ground package cost	518	9,539
Advertising	966	8,599
Aircraft impairments and retirements	-	403
Other	3,247	43,562
Total operating expenses	88,612	925,833

Operating income (loss)	(4,778)	(55,902)

Other income (expense):
Interest income	232	1,770
Interest expense	(509)	(4,753)
Reorganization expenses	(135,157)	(495,447)
Other	(72)	(520)
Other expense	(135,506)	(498,950)

Income (loss) before income taxes	(140,284)	(554,852)

Income taxes	-	-
Net income (loss)	(140,284)	(554,852)

Preferred stock dividends	-	-
Income (loss) available to common shareholders	$(140,284)	$(554,852)

Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(11.86)	$(46.92)

Diluted earnings per common share:
Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(11.86)	$(46.92)

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries third quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by November 14, 2005.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY BALANCE SHEET
for the month ended September 30, 2005
(Dollars in thousands)

September 30,
2005
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$75,367
Receivables, net of allowance for doubtful accounts
(2005 - $4,292; 2004 - $2,608)	122,445
Inventories, net	41,892
Assets Held for Sale	2,000
Prepaid expenses and other current assets	33,887
Total current assets	275,591

Property and equipment:
Flight equipment	176,000
Facilities and ground equipment	142,689
318,689
Accumulated depreciation	(180,758)
137,931

Restricted cash	30,662
Goodwill	6,987
Prepaid aircraft rent	154
Investment in BATA	5,222
Deposits and other assets	26,204
Total assets	$482,751

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Short Term Debt	$41,000
Accounts payable	6,213
Air traffic liabilities	88,229
Accrued expenses	124,619
Total current liabilities	260,061

Deferred items	31,471

Liabilities subject to compromise	1,636,627

Commitments and contingencies

Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares	30,000

Shareholders' deficit:
Preferred stock; authorized 9,999,200 shares; none issued	-
Common stock, without par value; authorized 30,000,000 shares;
issued 13,535,727 - 2005 and 2004	66,013
Treasury stock; 1,711,440 shares - 2005 and 2004	(24,778)
Additional paid-in capital	18,166
Accumulated deficit	(1,534,809)
Total shareholders' deficit	(1,475,408)
Total liabilities and shareholders' deficit	$482,751

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries third quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by November 14, 2005.

ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals
Payments made in September 2005

	Amount	Cleared Date

Baker & Daniels	2,434	9/12/05

BMC	48,105	9/19/05

Compass Advisors LLP	212,856	9/27/05

Huron Consulting	100,505	9/27/05

KPMG LLP	140,804	9/14/05

Lazard Freres & Co.	200,183	9/9/05

Paul, Hastings, Janofsky	100,379	9/29/05

Total	$805,266

Attachment A: Summary of Pre-Petition Payments made during September 2005

Paid In Accordance With:	Amount

Clearinghouse / Interline Agreements Motion	$-

Specific Court Approval	979

Customer Programs Motion or Employee Obligations Motion	-

Insurance Motion	164,523

Not Asset of Estate or Tax Motion	32,307

Airport Fees Motion	343,843
Total Pre-Petition Payments	$541,652

Attachment B: Schedule of Insurance Coverage

Insurer	Expiration Date	Purpose

The Connecticut Indemnity Company	February 15, 2006	Liability for bodily injury and property damage resulting form Travel Agency/Tour Operations
National Union Fire Insurance Co. of Pittsburgh, PA	March 31, 2006	Directors and Officers liability (primary layer)
Great American	March 31, 2006	Directors and Officers liability (excess layer)
Federal Insurance Company (Chubb)	March 31, 2006	Directors and Officers liability (second excess layer)
St. Paul	March 31, 2006	Directors and Officers liability (third excess layer)
XL Specialty Insurance Company	March 31, 2006	Directors and Officers liability (fourth excess layer)
Ing Seguros Commercial America	October 1, 2006	General Liability (Mexico)
Ing Seguros Comercial America	October 1, 2006	Auto Policy (Mexico)
Hartford Fire Insurance Company	August 15, 2006	Domestic Automobile Liability and Physical Damage Coverage
Federal Insurance Company (Chubb)	May 23, 2006	Executive Protection Policies
XL Insurance (Bermuda)	July 7, 2006	Employment Practices Liability
Affiliated FM	August 15, 2006	Property Coverage
ING Commercial America, S.A.	October 1, 2006	Property Coverage (Mexico)
Chubb Custom	August 19, 2012	Pollution Legal Liability
American International Aviation Agency, Inc. - 15% / XL Aerospace - 10% / Le Reunion Aerienne - 11% / AXA (AGL) - 5% / Amlin (AGL) - 6% / Axis (AGL) - 7.5% / St. Paul (AGL) - 2.5% / Markel (AGL) - 1.5% / Swiss Re (AGL) - 4% / Frankona (AGL) - 15% / Global Aerospace, Inc. - 17.5% / Allianz - 5%
	October 1, 2006	Aviation Hull & Liability
Federal Aviation Administration	December 31, 2005	Aviation Hull War Risks & War Third Party Liability (Execujet)
Illinois National Insurance Company	October 1, 2006	Premises, Products & Hangarkeepers (Execujet)
Illinois National Insurance Company	October 1, 2006	Aircraft Hull and Liability
Ing Seguros Comercial America (thru October 31, 2005); Zurich (November 1, 2005-October 1, 2006)	October 1, 2006	Public Liability Aircraft Policy (Mexico)
AIG	December 14, 2005	Workers’ Compensation
The Insurance Company of the State of Pennsylvania	December 14, 2005	Casualty Program (Defense Base Act)
American Int’l Insurance Co. of Puerto Rico	December 15, 2005	Puerto Rico Auto

Attachment C: Post Petition Bank Accounts

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	584979615	Ambassadair Fiduciary - ARC debits/credits	Ambassadair	$860	$860
National City Bank	198378	Ambassadair credit card receipts, deposits	Ambassadair	123,320	68,603
National City Bank	698307393	Outstation SBN	ATA Airlines	-	-
Caribbean Mercantile Bank N.V.	23296308	Outstation AUA	ATA Airlines	15,690	16,009
SouthTrust Bank	30000006	Outstation - FLL	ATA Airlines	-	-
Bank of America	1233185823 / 1233000909 / 1233000904 / 1000006268 / 1233401176 / 1235203716	Outstation SEA, SFO, MCO, LAX, SJC, DFW	ATA Airlines	136,621	306,973
US Bank	873792676	Outstation MSP, CID	ATA Airlines	19,620	40,687
Banco-Popular	107-01620-6	Outstation SJU	ATA Airlines	46,022	91,698
National City Bank	202206	IND CTO, TBM, Corporate Travel, GRP, AGY	ATA Airlines	(54,553)	14,971
National City Bank	109312	ATA Airlines Inc - Main Disbursement - wires	ATA Airlines	327,445	562,907
		Foreign Coin		5,828	5,828
Lloyds Bank	763409	Checking - Foreign Payroll	ATA Airlines	18,335	30,322
Bank One	02389-93	Outstation GRR, FNT	ATA Airlines	1,000	1,000
Bank One	5690439	Outstation MDW, ORD, CHI, TBM	ATA Airlines	199,199	443,207
Wachovia	14739239	Outstation SRQ	ATA Airlines	(45)	-
Fleet	52743764	Outstation BOS	ATA Airlines	13,575	22,742
Wells Fargo Bank Nevada	0832-884571	Outstation LAS	ATA Airlines	14,421	15,069
National City Bank	203195	ATA Airlines Inc - Tax Fiduciary	ATA Airlines	-	-
Lloyd's Bank	170424	LGW Petty Cash	ATA Airlines	614	614
Bank of Hawaii	18023997	Outstation HNL, OGG	ATA Airlines	219,671	312,157
Citibank	3813-7141	Outstation LGA	ATA Airlines	58,907	117,377
Dresdner	5402815	D mark checking	ATA Airlines	209,961	191,170
Bank One	700016621867	Payroll (mainly manual checks)	ATA Airlines	195,246	181,703
BBVA-Bancomer, S.A.	442559773	Mexican Checking	ATA Airlines	(350,935)	21,398
Wells Fargo	0822-605440	Outstation PHX	ATA Airlines	8,203	18,805
Wachovia	3764120	Outstation PHL	ATA Airlines	-	-
Royal Bank of Canada	100-535-4	Outstation NAS	ATA Airlines	1,261	1,253
National City Bank	196590	ATA Airlines Inc - Captain Checks	ATA Airlines	283,796	305,926

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	7730034514	ATA Airlines Holdings Corp - Per Diem	ATA Holdings Corp	$(2,539)	$(1,436)
Wachovia	13904573	Outstation MIA	ATA Airlines	-	-
M&I (Marshall & Ilsley)	24083345	Outstation MKE, MSN	ATA Airlines	-	-
Key Bank	5001290152	Outstation DAY	ATA Airlines	(11)	-
First American	6583021096	Outstation DSM	ATA Airlines	-	-
Citizens National			ATA Airlines	3,858	3,858
JP MorganChase	910 2 772812	Travel Agency ACH	ATA Airlines	165,210	165,210
US Bank	103655382945	Outstation DEN	ATA Airlines	18,215	32,672
Citibank	40798686	Health Claims - CIGNA	ATA Airlines	-	-
National City Bank	884034141	Outstation SPI	ATA Airlines	-	-
Wachovia	14739271	Outstation PIE, RSW	ATA Airlines	6,063	14,547
Wachovia	13890849	Outstation EWR, DCA, CLT	ATA Airlines	25,959	53,143
Lloyd TSB USD	11257374		ATA Airlines	26,484	26,484
Wachovia	11052757	Disability Claims	ATA Airlines	7,025	6,885
BBVA-Bancomer, S.A.	132595923	Outstation GDL - USD	ATA Airlines	82,101	91,280
BBVA-Bancomer, S.A.	132595842	Outstation GDL - MXP	ATA Airlines	40,348	59,090
BBVA-Bancomer, S.A.	132595907	Outstation CUN - MXP	ATA Airlines	17,750	14,977
BBVA-Bancomer, S.A.	132595982	Outstation CUN - USD	ATA Airlines	16,481	15,843
National City Bank	884153730	Outstation MLI	ATA Airlines	-	-
National City Bank	657391691	Outstation TOL	ATA Airlines	-	-
National City Bank	754213387	Outstation - LEX	ATA Airlines	537,718	537,718
JP MorganChase	475017986	Healthcare Claims - United Healthcare	ATA Airlines	48,709	48,709
BBVA-Bancomer, S.A.	137308310	Outstation PVR - USD	ATA Airlines	4,846	4,846
BBVA-Bancomer, S.A.	137303262	Outstation PVR - MXP	ATA Airlines	1,631	1,598
JP MorganChase	475018737	Flexible Spending Account	ATA Airlines	104,963	94,145
National City Bank	658807273	Outstation PIT	ATA Airlines	-	-
National City Bank	981092693	ATA Airlines Inc - Payroll	ATA Airlines	66,422	70,261
Trancentrix	N/A	Foreign Payments		90,064	115,251
National City Bank	981094058	Outstation FWA	ATA Airlines	-	-
National City Bank	135597 & 7000000419	Main Disbursement - checks	ATA Holdings Corp.	(5,159,840)	(1,827,133)
National City	202031	Deposits and Credit Card receipts	Amber Tours	-	-
National City Bank	203551	ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	1,100	1,100
National City Bank		ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	-	-

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	203564	Deposits and Credit Card receipts	Amber Travel	$-	$-
Fifth/Third	1415486	ATA Airlines Cargo	ATA Cargo Inc	10,265	33,652
National City	204149	Deposits and Credit Card Receipts	American Trans Air Execujet, Inc.	(5,679)	(5,679)
Regions	205133	Operating/Disbursement Account	C8 Airlines, Inc.	105,777	70,715
Bank One	4273893	Depository - Any money received	C8 Airlines, Inc.	1,439,920	1,481,973
Regions	205133	Investment Sweep	C8 Airlines, Inc.	-	-
National City Bank	758014652	Petty cash - South Bend	C8 Airlines, Inc.	407	407
National City/US Bank/Morgan Stanley/Union Planters	0622608/4200778346	Investment Account	ATA Airlines	69,755,568	61,771,162
Bank One		Money Market - Officer's Salaries	ATA Holdings	571,893	340,557
		Money Market Fund	Washington Assurance	196,673	188,271
Other				(1,546)	(3,734)

SPECIAL PURPOSE ACCOUNTS
First Indiana Bank	10101410	IRS Tax Trust	ATA Airlines	6,310,240	4,043,539
First Indiana Bank	10101423	PFC Trust	ATA Airlines	3,731,421	3,503,564
First Indiana Bank	10101436	U.S. Gov't Trust	ATA Airlines	1,955,821	1,597,602

	Bank Account Total:	$81,667,375	$75,322,357
	Petty Cash Total:	45,487	44,987
	Total Funds:	$81,712,862	75,367,343

*Bank account balances reflect general ledger balances. Negative balances are a result of recording expense when checks are written.
These bank accounts are funded as checks clear.